                                                                               .
                                                                               .
                                                                               .
                                                                   Exhibit(g)(v)


                                   SCHEDULE A
                            TRANSFER AGENCY AGREEMENT

NAME OF FUND                                                                    EFFECTIVE DATE
A.  Sweep Share Classes
Schwab Money Market Fund                                                        May 1, 1993

Schwab Government Money Fund                                                    May 1, 1993

Schwab Municipal Money Fund -- Sweep Shares                                     May 1, 1993

Schwab California Municipal Money Fund -- Sweep Shares                          May 1, 1993
(formerly Schwab California Tax-Exempt Money Fund)

Schwab US Treasury Money Fund                                                   May 1, 1993

Schwab New York Municipal Money Fund -- Sweep Shares                            November 10, 1994
(formerly Schwab New York Tax-Exempt Money Fund)

Schwab New Jersey Municipal Money Fund                                          January 20, 1998

Schwab Pennsylvania Municipal Money Fund                                        January 20, 1998

Schwab AMT Tax-Free Money Fund -- Sweep Shares (formerly Schwab Florida         February 16, 1998
Municipal Money Fund)

Schwab Massachusetts Municipal Money Fund                                       April 21, 2003

Schwab Cash Reserves -- Sweep Shares                                            July 9, 2004

Schwab Advisor Cash Reserves -- Sweep Shares                                    July 9, 2004

Schwab Advisor Cash Reserves -- Premier Sweep Shares                            July 9, 2004

B.  Other Share Classes
Schwab Value Advantage Money Fund -- Investor Shares                            May 1, 1993

Schwab Value Advantage Money Fund -- Institutional Shares                       June 14, 2002

Schwab Value Advantage Money Fund -- Select Shares                              February 25, 2003

Schwab Value Advantage Money Fund -- Institutional Prime Shares                 May 24, 2006

Schwab Retirement Advantage Money Fund (formerly Schwab Institutional           May 1, 1993
Advantage Money Fund)

Schwab Investor Money Fund (formerly Schwab Retirement Money Fund)              November 26, 1993

Schwab Municipal Money Fund -- Value Advantage Shares                           June 6, 1995

Schwab Municipal Money Fund -- Institutional Shares                             May 29, 2003

Schwab Municipal Money Fund -- Select Shares                                    May 29, 2003

NAME OF FUND                                                                    EFFECTIVE DATE
Schwab California Municipal Money Fund -- Value Advantage Shares                June 6, 1995
(formerly Schwab California Tax-Exempt Money Fund)

Schwab AMT Tax-Free Money Fund -- Value Advantage Shares                        November 1, 2006

Schwab California AMT Tax-Free Money Fund -- Value Advantage Shares             October 1, 2007



                               THE CHARLES SCHWAB FAMILY OF FUNDS

                               By:      /s/ Kimon Daifotis
                                        ---------------------------
                                        Kimon Daifotis,
                                        Senior Vice President and
                                        Chief Investment Officer -- Fixed Income

                               CHARLES SCHWAB & CO., INC.

                               By:      /s/ Fred Potts
                                        ---------------------------
                                        Fred Potts,
                                        Senior Vice President
                                        Mutual Fund Client Services

Dated as of October 1, 2007

                                   SCHEDULE C
                            TRANSFER AGENCY AGREEMENT


The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

   FUND                                FEE
A. Sweep Share Classes

   Schwab Money Market Fund            An annual fee, payable monthly, of twenty
                                       one-hundredths of one percent (.20%) of
                                       the Fund's average daily net assets

   Schwab Government Money Fund        An annual fee, payable monthly, of twenty
                                       one-hundredths of one percent (.20%) of
                                       the Fund's average daily net assets

   Schwab Municipal Money Fund         An annual fee, payable monthly, of
   -- Sweep Shares                     fifteen one-hundredths of one percent
                                       (.15%) of the Fund's average daily net
                                       assets

   Schwab California Municipal Money   An annual fee, payable monthly, of
   Fund -- Sweep Shares (formerly      fifteen one-hundredths of one percent
   Schwab California Tax-Exempt       (.15%) of the Fund's average daily net
   Money Fund)                         assets

   Schwab US Treasury Money Fund       An annual fee, payable monthly, of twenty
                                       one-hundredths of one percent (.20%) of
                                       the Fund's average daily net assets

   Schwab New York Municipal Money     An annual fee, payable monthly, of
   Fund -- Sweep Shares (formerly      fifteen one-hundredths of one percent
   Schwab New York Tax-Exempt Money   (.15%) of the Fund's average daily net
   Fund)                               assets

   Schwab New Jersey Municipal Money   An annual fee, payable monthly, of
   Fund                                fifteen one-hundredths of one percent
                                       (.15%) of the Fund's average daily net
                                       assets

   Schwab Pennsylvania Municipal       An annual fee, payable monthly, of
   Money Fund                          fifteen one-hundredths of one percent
                                       (.15%) of the Fund's average daily net
                                       assets

   FUND                                FEE
   Schwab AMT Tax-Free Money Fund      An annual fee, payable monthly, of
   -- Sweep Shares (formerly Schwab    fifteen one-hundredths of one percent
   Florida Municipal Money Fund)       (.15%) of the Fund's average daily net
                                       assets

   Schwab Massachusetts Municipal      An annual fee, payable monthly, of
   Money Fund                          fifteen one-hundredths of one percent
                                       (.15%) of the Fund's average daily net
                                       assets

   Schwab Cash Reserves -- Sweep       An annual fee, payable monthly, of twenty
   Shares                              one-hundredths of one percent (.20%) of
                                       the Fund's average daily net assets

   Schwab Advisor Cash Reserves        An annual fee, payable monthly, of twenty
   -- Sweep Shares                     one-hundredths of one percent (.20%) of
                                       the Fund's average daily net assets

   Schwab Advisor Cash Reserves        An annual fee, payable monthly, of twenty
   -- Premier Sweep Shares             one-hundredths of one percent (.20%) of
                                       the Fund's average daily net assets

B. Other Share Classes

   Schwab Value Advantage Money Fund   An annual fee, payable monthly, of five
   -- Investor Shares                  one-hundredths of one percent (.05%) of
                                       the Fund's average daily net assets

   Schwab Value Advantage Money Fund   An annual fee, payable monthly, of one
   -- Institutional Shares             one-hundredths of one percent (.01%) of
                                       the Fund's average daily net assets

   Schwab Value Advantage Money Fund   An annual fee, payable monthly, of five
   -- Select Shares                    one-hundredths of one percent (.05%) of
                                       the Fund's average daily net assets

   Schwab Value Advantage Money Fund   An annual fee, payable monthly, of one
   -- Institutional Prime Shares       one-hundredths of one percent (.01%) of
                                       the Fund's average daily net assets

   Schwab Retirement Advantage Money   An annual fee, payable monthly, of five
   Fund (formerly Schwab               one-hundredths of one percent (.05%) of
   Institutional Advantage Money       the Fund's average daily net assets
   Fund)

   Schwab Investor Money Fund          An annual fee, payable monthly, of five
   (formerly Schwab Retirement Money   one-hundredths of one percent (.05%) of
   Fund)                               the Fund's average daily net assets

   Schwab Municipal Money Fund         An annual fee, payable monthly, of five
   -- Value Advantage Shares           one-hundredths of one percent (.05%) of
                                       the Fund's average daily net assets

   FUND                                FEE

   Schwab Municipal Money Fund         An annual fee, payable monthly, of five
   -- Institutional Shares             one-hundredths of one percent (.05%) of
                                       the Fund's average daily net assets

   Schwab Municipal Money Fund         An annual fee, payable monthly, of five
   -- Select Shares                    one-hundredths of one percent (.05%) of
                                       the Fund's average daily net assets

   Schwab California Municipal Money   An annual fee, payable monthly, of five
   Fund -- Value Advantage Shares      one-hundredths of one percent (.05%) of
   (formerly Schwab California         the Fund's average daily net assets
   Tax-Exempt Money Fund)

   Schwab New York Municipal Money     An annual fee, payable monthly, of five
   Fund -- Value Advantage Shares      one-hundredths of one percent (.05%) of
   (formerly Schwab New York           the Fund's average daily net assets
   Tax-Exempt Money Fund)

   Schwab AMT Tax-Free Money Fund      An annual fee, payable monthly, of five
   -- Value Advantage Shares           one-hundredths of one percent (.05%) of
                                       the Fund's average daily net assets

   Schwab California AMT Tax-Free      An annual fee, payable monthly, of five
   Money Fund -- Value Advantage       one-hundredths of one percent (.05%) of
   Shares                              the Fund's average daily net assets


                               THE CHARLES SCHWAB FAMILY OF FUNDS

                               By:      /s/ Kimon Daifotis
                                        ---------------------------
                                        Kimon Daifotis,
                                        Senior Vice President and
                                        Chief Investment Officer -- Fixed Income

                               CHARLES SCHWAB & CO., INC.

                               By:      /s/ Fred Potts
                                        ---------------------------
                                        Fred Potts,
                                        Senior Vice President
                                        Mutual Fund Client Services


Dated as of October 1, 2007